EXHIBIT 99.1

                    Wachovia Mortgage Loan Purchase Agreement

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of August 1, 2005 (the "Agreement"), is entered into between Wachovia Bank, National Association (the "Seller") and Wachovia Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2005, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank, N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $2,937,164,689 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $3,663,837,892 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place August 23, 2005, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall be equal to (i)      % of the Wachovia Mortgage Loan
Balance as of the Cut-Off Date, plus (ii) $9,620,846, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C20" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C20", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C20", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C20, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

Notwithstanding the foregoing, with respect to the AmericasMart Loan and the 101 Avenue of the Americas Loan, the 2005-C19 Trustee and the LB-UBS 2005-C3 Trustee, respectively, will hold the original documents related to the AmericasMart Loan and the 101 Avenue of the Americas Loan for the benefit of the 2005-C19 Trust Fund and the LB-UBS 2005-C3 Trust Fund, as applicable, other than the Mortgage Notes which will be held by the Trustee under the Pooling and Servicing Agreement. However, if the custodian on any of the aforementioned transactions is the Custodian on this transaction, photocopies do not need to be made of the Mortgage Files for that particular transaction.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) other than with respect to the AmericasMart Loan (loan number 1) and the 101 Avenue of the Americas Loan (loan number 15, substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90 day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon 30 days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible 30 day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, regardless of the document involved, no later than 2 years following the Closing Date; provided that the initial 90 day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have 10 Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party provided that the foregoing procedure in this
Section 3(f) shall not preclude the Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within 90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's articles of association or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firms KPMG LLP and Deloitte & Touche LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--The Parties--The Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and Conditions of the Mortgage Loans," "--Assessments of Property Condition," "--Co-Lender Loans," "--Additional Mortgage Loan Information," "--Twenty Largest Mortgage Loans," "--The Mortgage Loan Sellers," "--Underwriting Standards," and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "iv" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchaser by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and (z) in the case of a corrected or amended Prospectus or Memorandum, such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the written confirmation of such sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-120922 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated August 11, 2005, as supplemented by the prospectus supplement dated August 11, 2005 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated July 28, 2005, relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated August 11, 2005, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3SF, Class A-4, Class A-5, Class A-6A, Class A-6B, Class A-PB, Class A-7, Class A-1A, Class A-MFL, Class A-MFX, Class A-J, Class B, Class C and Class D Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated August 23, 2005 and rendered by KPMG LLP and Deloitte & Touche LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchaser's obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchaser, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus, Term Sheet and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchaser (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP and Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER


                                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                       By: /s/  Wayne M. Fitzgerald, II
                                          --------------------------------------
                                          Name:  Wayne M. Fitzgerald, II
                                          Title: Vice President


                                 Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.:  (704) 374-6161


                                       PURCHASER


                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.


                                       By: /s/  William J. Cohane
                                          --------------------------------------
                                          Name:   William J. Cohane
                                          Title:  Managing Director


                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the Insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc, or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the borrower to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the borrower to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any prepayment premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses, rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

            in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least 5 years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and
            (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule II, (A) the related Borrower was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Borrower to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 1, 5, 14, 15, 16, 20, 59, 75 and 78 listed on the Mortgage Loan Schedule, which Mortgage Loan is secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exception to Representation 8
-----------------------------

                 Loans                          Description of Exception
------------------------------------     ---------------------------------------
1  AmericasMart                          Each of these Mortgage Loans is
3  100-1100 Wilson                       cross-collateralized and
14 Westfield San Francisco Centre        cross-defaulted with its related pari
15 101 Avenue of the Americas            passu Companion Loan, which is not
                                         included in the Mortgage Pool.  In
                                         addition, each pari passu Companion
                                         Loan is secured by the same Mortgaged
                                         Property and the same Mortgage Loan
                                         securing its related Mortgage Loan.

Exceptions to Representation 22
-------------------------------

                 Loans                          Description of Exception
------------------------------------     ---------------------------------------
152 Walgreens - Manhattan, KS            Wachovia Development Corporation, an
171 Walgreens - Dodge City, KS           affiliate of the Seller, is the sole
                                         member of the related borrower.

Exceptions to Representation 23
-------------------------------

                 Loans                          Description of Exception
------------------------------------     ---------------------------------------
  7  200 Public Square                   The related Mortgage Loan documents
 13  Abbey Rowe Apartments               permit future mezzanine debt without
                                         the consent of the Mortgagee, subject
                                         to certain conditions as set forth
                                         therein.

                 Loans                          Description of Exception
------------------------------------     ---------------------------------------
60 Le Med Apartments                     The related Mortgage Loan documents
                                         permit up to four (4) transfers of
                                         undivided tenant in common interests
                                         in the Mortgaged Property within 60
                                         days after loan closing without
                                         transfer fee. If a transfer cannot be
                                         completed within the 60 day period,
                                         the Mortgagee will allow up an
                                         additional 30 day to complete the
                                         transfer if the Mortgagee has approved
                                         the proposed transferee and any
                                         applicable guarantor and the Mortgagee
                                         is reasonably satisfied the Mortgagor
                                         can complete the transfer and satisfy
                                         the outstanding requirements as set
                                         forth therein.

Exception to Representation 26
------------------------------

165 Summit Place of Kings Mountain       The related Mortgage Loan documents
                                         permit a portion of the Mortgaged
                                         Property to be released, subject to
                                         certain conditions set forth therein.

Exception to Representation 27
------------------------------

                  Loan                          Description of Exception
------------------------------------     ---------------------------------------
209 Sherwin Williams - Ashtabula, OH     The Mortgaged Property is
                                         non-conforming. The parking lot has 5
                                         fewer parking spaces than required by
                                         the zoning ordinance.  The Mortgagor
                                         is required to stripe the additional
                                         spaces within 90 days after the
                                         closing.

42 The Ridge Apartments                  The Mortgaged Property is
                                         non-conforming.  The parking lot has
                                         11 fewer parking spaces than required
                                         by the zoning ordinance.

57 Park Ten Industrial Park              The Mortgaged Property is legal
111 Lincoln and Alamac Pool              non-conforming.  The Seller did not
151 Parkview C Office                    require L&O insurance.
188 The Lakeview Terrace Apartments
201 Gotham Enterprises

Exception to Representation 29
------------------------------

                  Loan                          Description of Exception
------------------------------------     ---------------------------------------
10 The Forum at Carlsbad                 The Mortgagee has waived the
                                         requirements for a non-consolidation
                                         opinion.

Exception to Representation 31
------------------------------

                  Loan                          Description of Exception
------------------------------------     ---------------------------------------
109 The Patriots Apartments              Current lawsuit against John R. Clark,
                                         managing member of John R. Clark, LLC
                                         which is the sole managing member of
                                         one of the TIC Mortgagors for the
                                         Patriots loan, J.Clark Patriots
                                         Apartments LLC. Suit alleges that John
                                         R. Clark, as a limited partner of a
                                         partnership, signed a contract to sell
                                         real estate owned by the partnership
                                         to the plaintiff without the authority
                                         to do so. The partnership refused to
                                         sell the real estate to the plaintiffs
                                         stating Mr. Clark did not have the
                                         authority to bind the partnership.
                                         Plaintiffs brought suit seeking
                                         specific performance, the contract
                                         value of the real estate was $150,000.
                                         Counsel for John R. Clark indicated
                                         Clark's potential liability could be
                                         the difference between the contract
                                         price and the then current market
                                         price, plus incidental and
                                         consequential damages. Seller elected
                                         to proceed after discussing the
                                         matter.

Exception to Representation 40
------------------------------

                  Loan                          Description of Exception
------------------------------------     ---------------------------------------
1 AmericasMart                           The guarantor for each of these
3 1000 & 1100 Wilson                     Mortgaged Properties is not a natural
4 60 Hudson Street                       person.
7 200 Public Square
9 1701 North Fort Myer
11 1101 Wilson
12 Marriott, Los Angeles, CA
13 1400 Key & 1401 Wilson
15 101 Avenue of the Americas
16 Renaissance Worthington Hotel
17 1501 & 1515 Wilson
19 Monument I at WorldGate
20 Marriott Courtyard - Brookline
21 1200 Wilson
22 Williams Trace Shopping Center
26 Arbor Gates Apartments
27 Festival at Woodholme
30 Bentley Place
38 Tollway Office Center II
39 Shelter Cove Apartments
48 Extra Space - New York, NY
52 Palms Plaza
59 Stefko & Allen Street Pool
61 Northlake Square West
62 Rapp Collins Worldwide Building
66 Spanish Wells Apartments
70 2990 Telestar Court
76 Extra Space - North Bergen, NJ
78 Navajo Shopping Center
82 Extra Space - Hackensack, NJ
85 Executive Park West
93 Extra Space - Toms River, NJ
99 Extra Space - Seattle, WA
105 Extra Space - Linden, NJ
106 Extra Space - Parlin, NJ
114 Extra Space - Beaverton, OR
122 Extra Space - Plainville, MA
123 Extra Space - Stoneham, MA
128 Barrington Terrace
134 Extra Space - New Paltz, NY
139 Apria Healthcare
147 Van Mark Monroe Apartments
152 Walgreens - Manhattan, KS
153 Extra Space - Sandy, UT
156 Walgreens - Southington, CT
158 Walgreens  - Gladstone, MO
159 Extra Space - Everett, MA
161 Walgreens - Nashville, TN
168 Walgreens - Derby, KS
169 Parkwood Village
170 Walgreens - Garden  City, KS
171 Walgreens - Dodge City, KS
174 Walgreens - Pittsburg, KS
175 377-385 George Street
177 Walgreens - Great Bend, KS
178 Rite Aid - Bangor, ME
180 Eckerd - Philadelphia, PA
181 Walgreens - Blue Springs, MO
182 Walgreens - Marion, IL
183 The Mark Apartments
185 CVS - Independence, MO
191 Extra Space - Denver, CO
194 CVS - Duncanville,  TX
196 Walgreens - Houston, TX
199 Extra Space - West Valley City, UT
207 Sherwin Williams - Angola, IN
208 Sherwin Williams - Boardman, OH
209 Sherwin Williams - Ashtabula, OH
28 Stone Canyon Apartments               There is not a natural person signing
117 Summit Place of North Myrtle Beach   the environmental non-recourse
165 Summit Place King Mountain           carveout.
169 Parkwood Village

1 AmericasMart                           The related Mortgage Loan documents do
                                         not provide for an additional
                                         guarantor with respect to breaches of
                                         the environmental covenants with
                                         respect to the Mortgage Loan.
8 Prentiss Pool                          There is no third-party guarantor with
14 Westfield San Francisco Centre        respect to the related Mortgage Loan.
23 American Express - IPC
25 Valley Centre
29 American Express - TRCW
34 Auburn Village
41 Village Center
45 Mariposa Shopping Center
46 Woodway Collection
47 Southside Marketplace
54 Brookstone Apartments
56 Overlake Fashion Plaza
58 Memorial Collection
65 Brentwood Commons
69 Ashburn Farm Village
77 Elkridge Corners Shopping Center
80 Willow Lake West Shopping Center
81 Stonebrook Plaza Shopping Center
179 Crescent Office Building
198 Russell Plaza
--------------------------------------------------------------------------------

Exceptions to Representation 46
-------------------------------

                 Loans                          Description of Exception
------------------------------------     ---------------------------------------
67 Homewood Suites - Sandston, VA        The related Mortgage Loan documents
83 Marriott Courtyard - Chester, VA      permit future subordinate debt secured
102 Holiday Inn Express -                by the Mortgaged Property, subject to
  Mechanicsville, VA                     certain conditions set forth therein.

Exceptions to Representation 50
-------------------------------

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
18 Evansville Pavilion                   The related Mortgage Loan documents do
19 Monument I at WorldGate               not require annual financial
26 Arbor Gates                           statements to be audited by an
28 Stone Canyon Apartments               independent certified public
49 Lakewood Marketplace - SEC            accountant.
84 Lakewood Marketplace - NWC
121 Lakewood Marketplace - SWC
125 Lakewood Marketplace - NEC
19 Monument I at WorldGate               The related Mortgage Loan documents do
                                         not require quarterly operating
                                         statements.

3  1000 & 1100 Wilson                    In lieu of delivering audited
9  1701 North Fort Myer                  financial statements of the Mortgagor,
11  1101 Wilson                          the Mortgagor may deliver annual
13  1400 Key & 1401 Wilson               financial statements of the Mortgagor
17  1501 & 1515 Wilson                   consisting of a statement of revenues
21  1200 Wilson                          and expenses, a balance sheet and a
                                         statement of Mortgagor's equity which
                                         are certified, together with audited
                                         financial statements of the borrower
                                         under the related mezzanine loan.
38 Tollway Office Center II              The related Mortgage Loan documents do
                                         not require the Mortgagor to provide
                                         quarterly financial statements upon
                                         Mortgagee request.

                                         The related Mortgage Loan documents do
                                         not require annual financial statements
                                         to be audited by an independent
                                         certified public accountant.
62 Rapp Collins Worldwide Building       The related Mortgage Loan documents do
                                         not require the Mortgagor to provide
                                         quarterly financial statements upon
                                         Mortgagee request.

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
3  1000 & 1100 Wilson                    The related Mortgage Loan documents
                                         provide that the Mortgagor is required
                                         to provide a complete copy of the
                                         Mortgagor's financial statements,
                                         other than with respect to the fourth
                                         (4th) quarter.
Exceptions to Representation 54(c)
----------------------------------

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
1 AmericasMart                           One (1) of the 16 ground leases
                                         comprising the leasehold interest
                                         portion of the related Mortgaged
                                         Property is not freely assignable
                                         without the consent of the ground
                                         lessor.

Exceptions to Representation 54(e)
----------------------------------

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
1 AmericasMart                           Ground lease for certain parcels is
                                         silent as to whether notice is not
                                         effective unless mortgagee has been
                                         given a copy.

Exceptions to Representation 54(f)
----------------------------------

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
1 AmericasMart                           Although the ground lessor must notify
                                         the mortgagee of any defaults by the
                                         Mortgagor, none of the 16 ground
                                         leases comprising the leasehold
                                         interest portion of the related
                                         Mortgaged Property permit the mortgage
                                         to cure defaults by the related
                                         Mortgagor.

Exceptions to Representation 54(g)
----------------------------------

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
59 Stefko & Allen Street Pool            The ground lease comprising the
                                         leasehold interest portion of the
                                         mortgaged property has a current term
                                         which does not extend more than 10
                                         years beyond the amortization term of
                                         the related Mortgage Loan.

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
1 AmericasMart                           With respect to one (1) of the 16
                                         ground leases comprising the leasehold
                                         interest portion of the related
                                         Mortgaged Property, the term of such
                                         ground lease does not extend at least
                                         10 years beyond the amortization term.
Exceptions to Representation 54(h)
----------------------------------

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
1 AmericasMart                           None of the 16 ground leases
                                         comprising the leasehold interest
                                         portion of the Mortgaged Property
                                         require the ground lessor to enter
                                         into a new lease with the mortgagee
                                         upon termination.

Exceptions to Representation 54(i)
----------------------------------

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
1 AmericasMart                           The ground leases comprising the
                                         leasehold interest portion of the
                                         related Mortgaged Property do not
                                         permit the mortgagee to control or
                                         supervise insurance or condemnation
                                         proceeds, nor are such proceeds
                                         required to be used to repair or
                                         restore the related Mortgaged Property
                                         or to pay down the outstanding
                                         principal balance of the Mortgage Loan.

Exceptions to Representation 54(k)
----------------------------------

                 Loans                          Description of Exception
-----------------------------------      ---------------------------------------
1 AmericasMart                           Under certain circumstances, the
                                         ground leases comprising the leasehold
                                         interest portion of the related
                                         Mortgaged Property may be amended,
                                         modified, terminated, surrendered or
                                         canceled without written consent of
                                         the mortgagee.
16 Renaissance Worthington Hotel         Under certain circumstances, the ground
                                         lease comprising the related Mortgaged
                                         Property may be amended or modified
                                         without the written consent of the
                                         mortgagee.

                                    EXHIBIT A

                             Mortgage Loan Schedule


Mortgage    Loan
  Loan     Group    Property
 Number    Number   Name
------------------------------------------------------------------------------------------------------------------------------------
       1        1   AmericasMart A-2(1)(2)
       3        1   1000 & 1100 Wilson(1)
       4        1   60 Hudson Street
       5        1   Macon & Burlington Mall Pool
    5.01            Macon Mall
    5.02            Burlington Mall
       6        1   Millennium Park Plaza
       7        1   200 Public Square
       8        1   Prentiss Pool
    8.01            1676 International Drive
    8.02            8260 Greensboro Drive
       9        1   1701 North Fort Myer
      10        1   The Forum at Carlsbad
      11        1   1101 Wilson
      12        1   Marriott - Los Angeles, CA
      13        1   1400 Key & 1401 Wilson
      14        1   Westfield San Francisco Centre(1)
      15        1   101 Avenue of the Americas(1)
      16        1   Renaissance Worthington Hotel
      17        1   1501 & 1515 Wilson
      18        1   Evansville Pavilion
      19        1   Monument I at WorldGate (4)
      20        1   Marriott Courtyard - Brookline, MA
      21        1   1200 Wilson
      22        1   Williams Trace Shopping Center
      23        1   American Express - IPC
      25        1   Valley Centre
      26        2   Arbor Gates Apartments
      27        1   Festival at Woodholme
      28        2   Stone Canyon Apartments
      29        1   American Express - TRC-W
      30        2   Bentley Place Apartments
      31        2   Windermere & Harrowgate
      32        1   Hilton Garden Inn - Staten Island, NY
      34        1   Auburn Village
      37        2   Summer Crest Apartments
      38        1   Tollway Office Center II
      39        2   Shelter Cove Apartments
      40        1   JC Studios
      41        1   Village Shopping Center
      42        2   The Ridge Apartments
      45        1   Mariposa Shopping Center
      46        1   Woodway Collection
      47        1   Southside Marketplace
      48        1   Extra Space - New York, NY
      49        1   Lakewood Marketplace - SEC
      52        1   Palms Plaza
      54        2   Brookstone
      55        1   Marriott Courtyard - Norfolk, VA
      56        1   Overlake Fashion Plaza
      57        1   Park Ten Industrial Park
      58        1   Memorial Collection
      59        1   Stefko & Allen Street Pool
   59.01            Stefko Boulevard Shopping Center
   59.02            Allen Street Shopping Center
      60        2   Le Med Apartments
      61        1   Northlake Square West
      62        1   Rapp Collins Worldwide
      63        1   Marriott Courtyard - Ewing, NJ
      65        1   Brentwood Commons
      66        2   Spanish Wells Apartments
      67        1   Homewood Suites - Sandston, VA
      69        1   Ashburn Farm Village Centre
      70        1   2990 Telestar Court
      73        2   Abbey Rowe Apartments
      75        2   Villa Serrano Apartments
      76        1   Extra Space - North Bergen, NJ
      77        1   Elkridge Corners
      78        1   Navajo Shopping Center
      80        1   Willow Lake West Shopping Center
      81        1   Stonebrook Plaza
      82        1   Extra Space - Hackensack, NJ
      83        1   Marriott Courtyard - Chester, VA
      84        1   Lakewood Marketplace - NWC
      85        1   Executive Park West
      86        1   Wal-Mart - Kansas City, MO
      90        1   30-40 Ramland Road
      91        1   Park Crest Apartments
      92        1   Forsyth Professional Centre
      93        1   Extra Space - Toms River, NJ
      99        1   Extra Space - Seattle, WA
     102        1   Holiday Inn Express - Mechanicsville, VA
     105        1   Extra Space - Linden, NJ
     106        1   Extra Space - Parlin, NJ
     109        2   Patriots Apartments
     110        1   Midtown Village
     111        1   Lincoln and Alamac Pool
  111.01            Lincoln Center
  111.02            The Alamac
     114        1   Extra Space - Beaverton, OR
     117        1   Summit Place of North Myrtle Beach
     118        1   Doc Stone Commons II
     120        2   City View Farm Apartments
     121        1   Lakewood Marketplace - SWC
     122        1   Extra Space - Plainville, MA
     123        1   Extra Space - Stoneham, MA
     125        1   Lakewood Marketplace - NEC
     128        1   Barrington Terrace
     129        1   Summit Place of Mooresville
     134        1   Extra Space - New Paltz, NY
     139        1   Apria Healthcare
     140        2   Candleglow Apartments
     141        1   Franciscan Estates Administrative Offices
     143        1   Walgreens - Columbus, OH
     147        2   Van Mark Apartments
     151        1   Parkview C Office
     152        1   Walgreens - Manhattan, KS
     153        1   Extra Space - Sandy, UT
     156        1   Walgreens - Southington, CT
     158        1   Walgreens - Gladstone, MO
     159        1   Extra Space - Everett, MA
     161        1   Walgreens - Nashville, TN
     165        1   Summit Place of Kings Mountain
     167        1   Poplar Forest Shopping Center
     168        1   Walgreens - Derby, KS
     169        1   Parkwood Village
     170        1   Walgreens - Garden City, KS
     171        1   Walgreens - Dodge City, KS
     174        1   Walgreens - Pittsburg, KS
     175        1   377-385 George Street
     177        1   Walgreens - Great Bend, KS
     178        1   Rite Aid - Bangor, ME
     179        1   Crescent Office Building
     180        1   Eckerd - Philadelphia, PA
     181        1   Walgreens - Blue Springs, MO
     182        1   Walgreens - Marion, IL
     183        2   The Mark Apartments
     185        1   CVS - Independence, MO
     187        2   Kelly Gardens Apartments
     188        2   The Lakeview Terrace Apartments
     190        1   Eckerd - Murfreesboro, TN
     191        1   Extra Space - Denver, CO
     194        1   CVS - Duncanville, TX
     196        1   Walgreens - Houston, TX
     198        1   Russell Plaza
     199        1   Extra Space - West Valley City, UT
     200        1   Stor-N-Lock #10 - Salt Lake City, UT
     201        2   The Gotham
     205        1   Stor-N-Lock #8 - Sandy, UT
     206        1   Stor-N-Lock #9 - Salt Lake City, UT
     207        1   Sherwin Williams - Angola, IN
     208        1   Sherwin Williams - Boardman, OH
     209        1   Sherwin Williams - Ashtabula, OH





Mortgage
  Loan                                                                                           Zip
 Number    Address                                            City                  State       Code
------------------------------------------------------------------------------------------------------------------------------------
       1   240 Peachtree Street, 230 & 250 Spring Street      Atlanta                GA        30303
       3   1000-1100 Wilson Boulevard                         Arlington              VA        22209
       4   56-70 Hudson Street                                New York               NY        10013
       5   Various                                            Various              Various   Various
    5.01   3661 Eisenhower Parkway                            Macon                  GA        31206
    5.02   102 Huffman Mill Road                              Burlington             NC        27215
       6   155 North Michigan Avenue                          Chicago                IL        60601
       7   200 Public Square                                  Cleveland              OH        44114
       8   Various                                            McLean                 VA        22102
    8.01   1676 International Drive                           McLean                 VA        22102
    8.02   8260 Greensboro Drive                              McLean                 VA        22102
       9   1701 North Fort Myer Drive                         Arlington              VA        22209
      10   1905-1935 Calle Barcelona                          Carlsbad               CA        92009
      11   1101 Wilson Boulevard and 1700 North Kent Street   Arlington              VA        22209
      12   5855 West Century Boulevard                        Los Angeles            CA        90045
      13   1400 Key Boulevard & 1401 Wilson Boulevard         Arlington              VA        22209
      14   865 Market Street                                  San Francisco          CA        94103
      15   101 Avenue of the Americas                         New York               NY        10013
      16   200 Main Street                                    Fort Worth             TX        76102
      17   1501 & 1515 Wilson Boulevard                       Arlington              VA        22209
      18   Lloyd Expressway and Burkhardt Road                Evansville             IN        47715
      19   12975 Worldgate Drive                              Herndon                VA        20170
      20   40 Webster Street                                  Brookline              MA        02446
      21   1200 Wilson Boulevard                              Arlington              VA        22209
      22   3300-3400 State Highway 6                          Sugar Land             TX        77479
      23   3151 Behrend Drive                                 Phoenix                AZ        85027
      25   9612-9646 Reisterstown Road                        Reisterstown           MD        21117
      26   2500 Pinetree Road NE                              Atlanta                GA        30324
      27   1809 Reisterstown Road                             Baltimore              MD        21208
      28   5210 East Hampton Avenue                           Mesa                   AZ        85206
      29   3202 Behrend Drive                                 Phoenix                AZ        85027
      30   9670 Halsey Road                                   Lenexa                 KS        66215
      31   1825 & 1833 New Hampshire Avenue                   Washington             DC        20009
      32   1100 South Avenue                                  Staten Island          NY        10314
      34   2120-2460 Grass Valley Highway                     Auburn                 CA        95603
      37   2828 West Ball Road                                Anaheim                CA        92804
      38   3905 North Dallas Parkway                          Plano                  TX        75093
      39   2683 South Decatur Boulevard                       Las Vegas              NV        89102
      40   1262 East 14th Street                              Brooklyn               NY        11230
      41   7001 Three Chopt Road                              Richmond               VA        23226
      42   15202 North 40th Street                            Phoenix                AZ        85032
      45   2600-2792 Homestead Road                           Santa Clara            CA        95051
      46   1407 Voss Road                                     Houston                TX        77057
      47   857 East Fort Avenue                               Baltimore              MD        21230
      48   58 West 143rd Street                               New York               NY        10037
      49   5920 South Street                                  Lakewood               CA        90713
      52   22191 Powerline Road                               Boca Raton             FL        33433
      54   1800 Marett Boulevard                              Rock Hill              SC        29732
      55   520 Plume Street                                   Norfolk                VA        23510
      56   2150 148th Avenue Northeast                        Redmond                WA        98052
      57   1450 SW 10th Street                                Delray Beach           FL        33444
      58   14620 Memorial Drive                               Houston                TX        77079
      59   Various                                            Various                PA      Various
   59.01   1802-1880 Stefko Boulevard                         Bethlehem              PA        18017
   59.02   1401 Allen Street                                  Allentown              PA        18102
      60   950 West Sierra Madre Avenue                       Azusa                  CA        91702
      61   SWC Northlake Boulevard and Congress Avenue        Palm Beach Gardens     FL        33401
      62   1660 N. Westridge Circle                           Irving                 TX        75038
      63   360 Scotch Road                                    Ewing                  NJ        08628
      65   1047-1145 South York Road                          Bensenville            IL        60106
      66   5355 South Rainbow Boulevard                       Las Vegas              NV        89118
      67   5996 Audubon Drive                                 Sandston               VA        23150
      69   43731-43781 Parkhurst Plaza                        Ashburn                VA        20147
      70   2990 Telestar Court                                Falls Church           VA        22042
      73   9320 Windsor Lane N.E.                             Olympia                WA        98516
      75   201 South Magnolia Avenue                          Anaheim                CA        92804
      76   2025-2027 83rd Street                              North Bergen           NJ        07047
      77   7280 Montgomery Road                               Elkridge               MD        21227
      78   8650 Lake Murray Boulevard                         San Diego              CA        92119
      80   2902 West 86th Street                              Indianapolis           IN        46268
      81   11613-11615 Kedzie Avenue                          Merrionette Park       IL        60803
      82   270 South River Street                             Hackensack             NJ        07601
      83   2001 West Hundred Road                             Chester                VA        23836
      84   5611 South Street                                  Lakewood               CA        90713
      85   6833-6899 West Charleston Boulevard                Las Vegas              NV        89117
      86   5000 East Bannister Road                           Kansas City            MO        64137
      90   30-40 Ramland Road                                 Orangeburg             NY        10962
      91   2070 Belmont Road                                  Washington             DC        20009
      92   241 West Weaver Road                               Forsyth                IL        62535
      93   317 Route 37 East                                  Toms River             NJ        08753
      99   1430 North 130th Street                            Seattle                WA        98133
     102   7441 Bell Creek Road                               Mechanicsville         VA        23111
     105   171 West Edgar Road                                Linden                 NJ        07036
     106   1001 US Route 9                                    Parlin                 NJ        08859
     109   1272 Union Road                                    Gastonia               NC        28054
     110   860 Parris Island Gateway                          Beaufort               SC        29906
     111   Various                                            Miami Beach            FL        33139
  111.01   670 Lincoln Road                                   Miami Beach            FL        33139
  111.02   1300 Collins Avenue                                Miami Beach            FL        33139
     114   575 NW 185th Avenue                                Beaverton              OR        97006
     117   491 Highway 17                                     Little River           SC        29566
     118   308 & 320 Worth Avenue                             Garrisonville          VA        22554
     120   1043 West Jefferson Street                         Franklin               IN        46131
     121   5503 Woodruff Avenue                               Lakewood               CA        90713
     122   90 Taunton Street                                  Plainville             MA        02762
     123   95 Montvale Avenue                                 Stoneham               MA        02180
     125   5907 South Street                                  Lakewood               CA        90713
     128   333 16th Avenue, SE                                Largo                  FL        33771
     129   128 Brawley School Road                            Mooresville            NC        28117
     134   24 South Putt Corners Road                         New Paltz              NY        12561
     139   7353 Company Drive                                 Indianapolis           IN        46237
     140   1071 Candlelight Boulevard                         Brooksville            FL        34601
     141   801 Main Street                                    Saint Helena           CA        94574
     143   NWC of Chilmark Drive & Hamilton Road              Columbus               OH        43230
     147   3980 Old Sterlington Road                          Monroe                 LA        71203
     151   1121 East 3900 South                               Salt Lake City         UT        84124
     152   325 Bluemont Avenue                                Manhattan              KS        66502
     153   8308 South 700 East                                Sandy                  UT        84070
     156   359 Main Street                                    Southington            CT        06489
     158   6320 North Oak Trafficway                          Gladstone              MO        64118
     159   329 Second Street                                  Everett                MA        02149
     161   2421 Lebanon Pike                                  Nashville              TN        37214
     165   1001 Phifer Road                                   Kings Mountain         NC        28086
     167   12130 East Lynchburg-Salem Turnpike                Forest                 VA        24551
     168   458 North Baltimore Avenue                         Derby                  KS        67037
     169   1730 Parkwood Blvd.                                Wilson                 NC        27895
     170   1308 East Kansas Avenue                            Garden City            KS        67846
     171   1801 North 14th Avenue                             Dodge City             KS        67801
     174   1911 North Broadway Street                         Pittsburg              KS        66762
     175   377-385 George Street                              New Brunswick          NJ        08901
     177   3920 10th Street                                   Great Bend             KS        67530
     178   713 Broadway Street                                Bangor                 ME        04401
     179   115 Crescent Commons                               Cary                   NC        27511
     180   1334 Windrim Avenue                                Philadelphia           PA        19141
     181   3200 SW State Route 7                              Blue Springs           MO        64014
     182   1710 West De Young Street                          Marion                 IL        62959
     183   481 Cypress Lane                                   Greenville             MS        38701
     185   11125 East US Highway 24                           Independence           MO        64054
     187   188-192 Allen Street                               New Britain            CT        06053
     188   1191 High Avenue                                   Oshkosh                WI        54901
     190   603 South Tennessee Boulevard                      Murfreesboro           TN        37130
     191   2950 West 96th Avenue                              Denver                 CO        80260
     194   603 South Cedar Ridge Drive                        Duncanville            TX        75137
     196   12959 Aldine Westfield Road                        Houston                TX        77039
     198   33600 6th Avenue South                             Federal Way            WA        98003
     199   4537 West 3500 South                               West Valley City       UT        84120
     200   6950 South 2300 East                               Salt Lake City         UT        84121
     201   702 13th Street                                    Miami Beach            FL        33139
     205   8620 South 300 West                                Sandy                  UT        84070
     206   1060 North Beck Street                             Salt Lake City         UT        84103
     207   1902 North Wayne Street                            Angola                 IN        46703
     208   4040 South Avenue                                  Boardman               OH        44512
     209   2375 West Prospect Road                            Ashtabula              OH        44004




                                                                                                             Original  Remaining
                                                                                                               Term      Term
                                   Cut-Off                                                                      to        to
                                     Date         Monthly                                                    Maturity  Maturity
Mortgage                             Loan           P&I                       Mortgage    Number     Unit       or        or
  Loan                             Balance        Payments        Grace         Rate        of        of       ARD        ARD
 Number          County              ($)            ($)            Days         (%)        Units    Measure   (Mos.)    (Mos.)
--------------------------------------------------------------------------------------------------------------------------------
       1         Fulton         204,416,548.26  1,192,420.36                    5.7200%  4,070,908  Sq. Ft.       120        117
       3       Arlington        182,500,000.00       IO                         4.9700%  1,069,303  Sq. Ft.        60         59
       4        New York        160,000,000.00       IO                         5.0000%  1,051,158  Sq. Ft.       120        119
       5        Various         141,200,000.00    826,697.81                    5.7800%  1,181,592  Sq. Ft.       120        119
    5.01          Bibb                                                                     762,398  Sq. Ft.
    5.02        Alamance                                                                   419,194  Sq. Ft.
       6          Cook          140,000,000.00       IO                         5.1300%    720,349  Sq. Ft.       120        120
       7        Cuyahoga        115,000,000.00    630,057.44                    5.1800%  1,191,462  Sq. Ft.        84         83
       8        Fairfax         100,000,000.00    527,085.86                    4.8400%    460,492  Sq. Ft.       120        120
    8.01        Fairfax                                                                    299,413  Sq. Ft.
    8.02        Fairfax                                                                    161,079  Sq. Ft.
       9       Arlington         86,500,000.00       IO                         4.9700%    280,431  Sq. Ft.        60         59
      10       San Diego         85,000,000.00       IO                         4.8100%    264,199  Sq. Ft.       120        119
      11       Arlington         84,500,000.00       IO                         4.9700%    331,304  Sq. Ft.        60         59
      12      Los Angeles        82,600,000.00       IO                         5.3000%      1,004   Rooms        120        119
      13       Arlington         67,100,000.00       IO                         4.9700%    359,175  Sq. Ft.        60         59
      14     San Francisco       60,000,000.00       IO                         4.7800%     498103  Sq. Ft.       120        119
      15        New York         59,813,869.53    334,618.74                    5.3385%     411097  Sq. Ft.        79         76
      16        Tarrant          57,400,000.00    322,318.67                    5.4000%        504   Rooms        120        119
      17       Arlington         48,000,000.00       IO                         4.9700%     243225  Sq. Ft.        60         59
      18      Vanderburgh        43,760,000.00    237,326.00                    5.0900%     273997  Sq. Ft.       118        118
      19        Fairfax          41,700,000.00     Steps                        5.3300%     167285  Sq. Ft.       120        118
      20        Norfolk          38,913,000.00    217,295.52                    5.3500%        188   Rooms        120        119
      21       Arlington         37,400,000.00       IO                         4.9700%     145692  Sq. Ft.        60         59
      22       Fort Bend         34,160,000.00    185,891.67                    5.1200%     261925  Sq. Ft.       120        119
      23        Maricopa         33,700,000.00       IO                         5.3400%     300000  Sq. Ft.       119        119
      25       Baltimore         29,134,000.00       IO                         5.0600%    247,312  Sq. Ft.        60         59
      26         Fulton          28,500,000.00       IO                         5.1800%        303   Units         60         58
      27       Baltimore         27,200,000.00       IO                         5.0600%     81,027  Sq. Ft.        72         71
      28        Maricopa         25,200,000.00       IO                         5.2300%        392   Units        120        119
      29        Maricopa         24,000,000.00       IO                         5.3400%    213,361  Sq. Ft.       119        119
      30        Johnson          24,000,000.00    127,374.41                    4.9000%        510   Units        120        119
      31  District Of Columbia   23,850,000.00    132,144.10                    5.2800%        221   Units        120        120
      32        Richmond         22,961,597.51    146,450.40                    5.8935%        148   Rooms        118        118
      34         Placer          22,279,000.00       IO                         5.1600%    133,944  Sq. Ft.        84         83
      37         Orange          21,300,000.00    118,147.65                    5.2900%        183   Units        120        119
      38         Collin          20,925,000.00     Steps                        5.2400%    159,000  Sq. Ft.        94         93
      39         Clark           20,050,000.00    108,984.66                    5.1100%        304   Units        120        119
      40         Kings           20,000,000.00    134,495.75                    5.8200%     95,870  Sq. Ft.       120        120
      41        Henrico          18,765,000.00       IO                         5.1600%    111,177  Sq. Ft.        84         83
      42        Maricopa         18,000,000.00     96,958.19                    5.0300%        380   Units        120        120
      45      Santa Clara        17,085,000.00       IO                         5.1600%    126,658  Sq. Ft.        84         83
      46         Harris          16,800,000.00       IO                         5.0600%    111,005  Sq. Ft.        72         71
      47       Baltimore         16,588,000.00       IO                         5.1600%    125,147  Sq. Ft.        84         83
      48        New York         16,400,000.00       IO                         5.2600%     73,863  Sq. Ft.        60         60
      49      Los Angeles        16,300,000.00     90,818.56                    5.3300%     88,664  Sq. Ft.       120        118
      52       Palm Beach        16,000,000.00     89,246.60                    5.3400%     68,976  Sq. Ft.       120        118
      54          York           15,500,000.00     80,948.79                    4.7600%        348   Units        120        119
      55    City of Norfolk      15,354,727.17     95,122.07                    5.5600%        140   Rooms         60         58
      56          King           15,045,000.00       IO                         5.0600%     80,555  Sq. Ft.        60         59
      57       Palm Beach        14,950,000.00     83,855.56                    5.3900%    282,562  Sq. Ft.       120        120
      58         Harris          14,267,000.00       IO                         5.0600%    103,382  Sq. Ft.        60         59
      59        Various          13,778,000.00       IO                         5.1600%    180,244  Sq. Ft.        84         83
   59.01      Northampton                                                                  133,824  Sq. Ft.
   59.02         Lehigh                                                                     46,420  Sq. Ft.
      60      Los Angeles        13,700,000.00     75,991.68                    5.2900%        128   Units        120        119
      61       Palm Beach        13,620,977.34     75,883.87                    5.3100%     61,351  Sq. Ft.       120        118
      62         Dallas          13,575,000.00     Steps                        5.2400%    101,120  Sq. Ft.        94         93
      63         Mercer          13,500,000.00     76,990.66                    5.5400%        130   Rooms         84         84
      65         DuPage          13,011,000.00       IO                         5.0600%    125,585  Sq. Ft.        72         71
      66         Clark           12,650,000.00     68,760.90                    5.1100%        180   Units        120        119
      67        Henrico          12,265,522.96     78,050.45                    5.8400%        125   Rooms        120        118
      69        Loudoun          12,093,000.00       IO                         5.1600%     88,917  Sq. Ft.        84         83
      70        Fairfax          12,000,000.00       IO                         4.9700%     82,326  Sq. Ft.        60         59
      73        Thurston         11,836,000.00     65,725.86                    5.3000%        162   Units        116        114
      75         Orange          11,500,000.00     63,788.64                    5.2900%        117   Units        120        119
      76         Hudson          11,000,000.00       IO                         5.2600%     85,955  Sq. Ft.        60         60
      77         Howard          10,320,000.00       IO                         5.1600%     73,529  Sq. Ft.        84         83
      78       San Diego         10,200,000.00       IO                         5.0600%    102,138  Sq. Ft.        72         71
      80         Marion           9,680,000.00       IO                         5.1600%     52,961  Sq. Ft.        84         83
      81          Cook            9,586,000.00       IO                         5.1600%     95,826  Sq. Ft.        84         83
      82         Bergen           9,500,000.00       IO                         5.2600%    120,920  Sq. Ft.        60         60
      83      Chesterfield        9,487,394.74     60,052.48                    5.8000%        135   Rooms        120        119
      84      Los Angeles         9,400,000.00     52,373.90                    5.3300%     69,708  Sq. Ft.       120        118
      85         Clark            9,355,024.47     52,059.81                    5.3000%     51,128  Sq. Ft.       120        118
      86        Jackson           8,980,447.36     61,402.64                    5.4000%    134,650  Sq. Ft.        84         83
      90        Rockland          8,491,094.35     45,942.04                    5.0600%     80,427  Sq. Ft.        84         83
      91  District Of Columbia    8,441,375.54     46,243.39                    5.1700%         59   Units        120        119
      92         Macon            8,382,665.91     47,431.10                    5.4500%     45,689  Sq. Ft.       120        118
      93         Ocean            8,300,000.00       IO                         5.2600%     73,337  Sq. Ft.        60         60
      99          King            7,400,000.00       IO                         5.2600%     67,175  Sq. Ft.        60         60
     102        Hanover           6,880,725.47     43,868.18                    5.8600%        105   Rooms        120        118
     105         Union            6,700,000.00       IO                         5.2600%     61,093  Sq. Ft.        60         60
     106       Middlesex          6,700,000.00       IO                         5.2600%     76,505  Sq. Ft.        60         60
     109         Gaston           6,560,000.00     37,866.67                    5.6500%        186   Units        120        118
     110        Beaufort          6,494,663.10     38,048.95                    5.7500%     68,324  Sq. Ft.       120        116
     111       Miami-Dade         6,492,929.15     34,497.24                    4.9000%   Various   Various       120        119
  111.01       Miami-Dade                                                                   37,164  Sq. Ft.
  111.02       Miami-Dade                                                                       44   Units
     114       Washington         6,200,000.00       IO                         5.2600%     67,530  Sq. Ft.        60         60
     117         Horry            5,600,000.00     33,255.86                    5.6600%         60   Beds         120        119
     118        Stafford          5,594,765.22     31,901.67                    5.5300%     31,956  Sq. Ft.       120        119
     120        Johnson           5,494,372.99     30,065.34                    5.1600%         84   Units        120        119
     121      Los Angeles         5,460,000.00     30,421.43                    5.3300%     30,216  Sq. Ft.       120        118
     122        Norfolk           5,400,000.00       IO                         5.2600%     69,675  Sq. Ft.        60         60
     123       Middlesex          5,400,000.00       IO                         5.2600%     61,875  Sq. Ft.        60         60
     125      Los Angeles         5,340,000.00     29,752.83                    5.3300%     27,192  Sq. Ft.       120        118
     128        Pinellas          5,194,470.96     31,724.04                    5.8500%         90   Beds         120        119
     129        Iredell           5,150,000.00     30,583.51                    5.6600%         59   Beds         120        119
     134         Ulster           5,000,000.00       IO                         5.2600%     69,056  Sq. Ft.        60         60
     139         Marion           4,615,000.00       IO                         5.4000%     82,750  Sq. Ft.        60         59
     140        Hernando          4,500,000.00     24,156.97                    5.0000%        152   Units        120        119
     141          Napa            4,500,000.00     25,016.66                    5.3100%     18,090  Sq. Ft.       120        120
     143        Franklin          4,360,970.30     25,003.53                    5.5800%     14,550  Sq. Ft.       120        119
     147        Ouachita          4,195,764.42     23,114.58                    5.2200%        144   Units        120        119
     151       Salt Lake          4,025,000.00     23,081.30                    5.5900%     46,541  Sq. Ft.       120        119
     152         Riley            4,000,000.00       IO                         5.4000%     14,490  Sq. Ft.       120        118
     153       Salt Lake          4,000,000.00       IO                         5.2600%     83,150  Sq. Ft.        60         60
     156        Hartford          3,981,000.00       IO                         4.9100%     14,560  Sq. Ft.       120        116
     158          Clay            3,794,000.00       IO                         5.3200%     14,820  Sq. Ft.       120        117
     159       Middlesex          3,750,000.00       IO                         5.2600%     69,789  Sq. Ft.        60         60
     161        Davidson          3,692,000.00       IO                         4.9900%     14,490  Sq. Ft.       120        117
     165       Cleveland          3,550,000.00     21,081.84                    5.6600%         59   Beds         120        119
     167        Bedford           3,330,006.41     18,964.15                    5.5000%     41,400  Sq. Ft.       120        117
     168        Sedgwick          3,322,000.00       IO                         4.9600%     14,560  Sq. Ft.       120        117
     169         Wilson           3,296,514.71     20,194.29                    5.8800%         70   Beds         120        119
     170         Finney           3,211,000.00       IO                         4.9600%     14,560  Sq. Ft.       120        117
     171          Ford            3,210,000.00       IO                         5.4000%     14,560  Sq. Ft.       120        118
     174        Crawford          2,834,000.00       IO                         4.9000%     14,820  Sq. Ft.       120        117
     175       Middlesex          2,800,000.00       IO                         5.2500%     11,881  Sq. Ft.        60         58
     177         Barton           2,773,000.00       IO                         5.0300%     14,560  Sq. Ft.       120        117
     178       Penobscot          2,763,000.00       IO                         5.4000%     13,100  Sq. Ft.        60         59
     179          Wake            2,700,000.00     15,110.81                    5.3700%     18,070  Sq. Ft.       120        120
     180      Philadelphia        2,691,000.00       IO                         5.4000%     11,361  Sq. Ft.        60         59
     181        Jackson           2,680,000.00       IO                         4.9300%     14,560  Sq. Ft.       120        117
     182       Williamson         2,665,000.00       IO                         4.9000%     14,259  Sq. Ft.       120        115
     183       Washington         2,634,218.17     14,447.64                    5.1700%         96   Units        120        118
     185        Jackson           2,521,000.00       IO                         5.4000%     10,908  Sq. Ft.        60         59
     187        Hartford          2,475,000.00     13,407.61                    5.0800%         66   Units        120        119
     188       Winnebago          2,400,000.00     12,927.76                    5.0300%         60   Units         60         53
     190       Rutherford         2,303,000.00       IO                         5.4000%     11,200  Sq. Ft.        60         59
     191         Adams            2,250,000.00       IO                         5.2600%     67,915  Sq. Ft.        60         60
     194         Dallas           2,137,000.00       IO                         5.4000%     10,908  Sq. Ft.        60         59
     196         Harris           2,055,000.00       IO                         4.9000%     14,259  Sq. Ft.       120        117
     198          King            2,040,157.09     11,812.98                    5.6700%     31,070  Sq. Ft.       120        119
     199       Salt Lake          2,000,000.00       IO                         5.2600%     53,150  Sq. Ft.        60         60
     200       Salt Lake          1,692,144.95     11,407.92                    5.2000%     61,375  Sq. Ft.       120        118
     201       Miami-Dade         1,498,368.27      7,960.90                    4.9000%         36   Units        120        119
     205       Salt Lake          1,293,993.21      8,723.70                    5.2000%     67,275  Sq. Ft.       120        118
     206       Salt Lake            995,379.39          6711                    5.2000%     44,000  Sq. Ft.       120        118
     207        Steuben             709,000.00       IO                         5.4000%      5,010  Sq. Ft.        60         59
     208        Mahoning            595,000.00       IO                         5.4000%      6,000  Sq. Ft.        60         59
     209       Ashtabula            493,000.00       IO                         5.4000%      5,400  Sq. Ft.        60         59






           Maturity   Original   Remaining                Master
Mortgage     Date        Amort       Amort               Servicing            Anticipated
  Loan        or          Term        Term    Ground        Fee        ARD     Repayment
 Number      ARD        (Mos.)      (Mos.)     Lease       Rate       Loans      Date
------------------------------------------------------------------------------------------------------------------------------------
       1   05/11/15        360         357     Both        0.03000%     N
       3   07/11/10         IO          IO      Fee        0.02000%     N
       4   07/11/15         IO          IO      Fee        0.02000%     Y      07/11/15
       5   07/11/15        360         360    Various      0.02000%     N
    5.01                                       Both
    5.02                                        Fee
       6   08/11/15         IO          IO      Fee        0.02000%     N
       7   07/11/12        360         360      Fee        0.02000%     N
       8   08/10/15        360         360      Fee        0.02000%     N
    8.01                                        Fee
    8.02                                        Fee
       9   07/11/10         IO          IO      Fee        0.02000%     N
      10   07/11/15         IO          IO      Fee        0.02000%     N
      11   07/11/10         IO          IO      Fee        0.02000%     N
      12   07/11/15         IO          IO      Fee        0.02000%     N
      13   07/11/10         IO          IO      Fee        0.02000%     N
      14   07/06/15         IO          IO   Leasehold     0.02000%     N
      15   12/11/11        360         357   Leasehold     0.02000%     N
      16   07/11/15        360         360     Both        0.02000%     N
      17   07/11/10         IO          IO      Fee        0.02000%     N
      18   06/11/15        360         360      Fee        0.02000%     N
      19   06/11/15     Varies      Varies      Fee        0.02000%     Y      06/11/15
      20   07/11/15        360         360   Leasehold     0.02000%     N
      21   07/11/10         IO          IO      Fee        0.02000%     N
      22   07/11/15        360         360      Fee        0.02000%     N
      23   07/11/15         IO          IO      Fee        0.02000%     N
      25   07/11/10         IO          IO      Fee        0.02000%     N
      26   06/11/10         IO          IO      Fee        0.02000%     N
      27   07/11/11         IO          IO      Fee        0.02000%     N
      28   07/11/15         IO          IO      Fee        0.02000%     Y      07/11/15
      29   07/11/15         IO          IO      Fee        0.02000%     N
      30   07/11/15        360         360      Fee        0.02000%     N
      31   08/11/15        360         360      Fee        0.02000%     N
      32   06/11/15        300         300      Fee        0.02000%     N
      34   07/11/12         IO          IO      Fee        0.02000%     N
      37   07/11/15        360         360      Fee        0.04000%     N
      38   05/11/13     Varies      Varies      Fee        0.02000%     Y      05/11/13
      39   07/11/15        360         360      Fee        0.02000%     N
      40   08/11/15        264         264      Fee        0.02000%     N
      41   07/11/12         IO          IO      Fee        0.02000%     N
      42   08/11/15        360         360      Fee        0.02000%     N
      45   07/11/12         IO          IO      Fee        0.02000%     N
      46   07/11/11         IO          IO      Fee        0.02000%     N
      47   07/11/12         IO          IO      Fee        0.02000%     N
      48   08/11/10         IO          IO      Fee        0.02000%     N
      49   06/11/15        360         360      Fee        0.04000%     N
      52   06/11/15        360         360      Fee        0.02000%     N
      54   07/11/15        360         360      Fee        0.02000%     N
      55   06/11/10        300         298      Fee        0.02000%     N
      56   07/11/10         IO          IO      Fee        0.02000%     N
      57   08/11/15        360         360      Fee        0.02000%     N
      58   07/11/10         IO          IO      Fee        0.02000%     N
      59   07/11/12         IO          IO    Various      0.02000%     N
   59.01                                       Both
   59.02                                        Fee
      60   07/11/15        360         360      Fee        0.04000%     N
      61   06/11/15        360         358      Fee        0.02000%     N
      62   05/11/13     Varies      Varies      Fee        0.02000%     Y      05/11/13
      63   08/11/12        360         360      Fee        0.02000%     N
      65   07/11/11         IO          IO      Fee        0.02000%     N
      66   07/11/15        360         360      Fee        0.02000%     N
      67   06/11/15        300         298      Fee        0.02000%     N
      69   07/11/12         IO          IO      Fee        0.02000%     N
      70   07/11/10         IO          IO      Fee        0.02000%     N
      73   02/11/15        360         360      Fee        0.02000%     N
      75   07/11/15        360         360   Leasehold     0.04000%     N
      76   08/11/10         IO          IO      Fee        0.02000%     N
      77   07/11/12         IO          IO      Fee        0.02000%     N
      78   07/11/11         IO          IO     Both        0.02000%     N
      80   07/11/12         IO          IO      Fee        0.02000%     N
      81   07/11/12         IO          IO      Fee        0.02000%     N
      82   08/11/10         IO          IO      Fee        0.02000%     N
      83   07/11/15        300         299      Fee        0.02000%     N
      84   06/11/15        360         360      Fee        0.04000%     N
      85   06/11/15        360         358      Fee        0.02000%     N
      86   07/11/12        240         239      Fee        0.02000%     Y      07/11/12
      90   07/11/12        360         359      Fee        0.02000%     N
      91   07/11/15        360         359      Fee        0.02000%     N
      92   06/11/15        360         358      Fee        0.02000%     N
      93   08/11/10         IO          IO      Fee        0.02000%     N
      99   08/11/10         IO          IO      Fee        0.02000%     N
     102   06/11/15        300         298      Fee        0.02000%     N
     105   08/11/10         IO          IO      Fee        0.02000%     N
     106   08/11/10         IO          IO      Fee        0.02000%     N
     109   06/11/15        360         360      Fee        0.02000%     N
     110   04/11/15        360         356      Fee        0.02000%     N
     111   07/11/15        360         359      Fee        0.02000%     N
  111.01                                        Fee
  111.02                                        Fee
     114   08/11/10         IO          IO      Fee        0.02000%     N
     117   07/11/15        336         336      Fee        0.02000%     N
     118   07/11/15        360         359      Fee        0.02000%     N
     120   07/11/15        360         359      Fee        0.02000%     N
     121   06/11/15        360         360      Fee        0.04000%     N
     122   08/11/10         IO          IO      Fee        0.02000%     N
     123   08/11/10         IO          IO      Fee        0.02000%     N
     125   06/11/15        360         360      Fee        0.04000%     N
     128   07/11/15        330         329      Fee        0.02000%     N
     129   07/11/15        336         336      Fee        0.02000%     N
     134   08/11/10         IO          IO      Fee        0.02000%     N
     139   07/11/10         IO          IO      Fee        0.02000%     Y      07/11/10
     140   07/11/15        360         360      Fee        0.02000%     N
     141   08/11/15        360         360      Fee        0.02000%     N
     143   07/11/15        360         359      Fee        0.02000%     N
     147   07/11/15        360         359      Fee        0.02000%     N
     151   07/11/15        360         360      Fee        0.02000%     N
     152   06/11/15         IO          IO      Fee        0.02000%     N
     153   08/11/10         IO          IO      Fee        0.02000%     N
     156   04/11/15         IO          IO      Fee        0.02000%     Y      04/11/15
     158   05/11/15         IO          IO      Fee        0.02000%     Y      05/11/15
     159   08/11/10         IO          IO      Fee        0.02000%     N
     161   05/11/15         IO          IO      Fee        0.02000%     Y      05/11/15
     165   07/11/15        336         336      Fee        0.02000%     N
     167   05/11/15        360         357      Fee        0.02000%     N
     168   05/11/15         IO          IO      Fee        0.02000%     Y      05/11/15
     169   07/11/15        330         329      Fee        0.02000%     N
     170   05/11/15         IO          IO      Fee        0.02000%     Y      05/11/15
     171   06/11/15         IO          IO      Fee        0.02000%     N
     174   05/11/15         IO          IO      Fee        0.02000%     Y      05/11/15
     175   06/11/10         IO          IO      Fee        0.02000%     N
     177   05/11/15         IO          IO      Fee        0.02000%     Y      05/11/15
     178   07/11/10         IO          IO      Fee        0.02000%     Y      07/11/10
     179   08/11/15        360         360      Fee        0.02000%     N
     180   07/11/10         IO          IO      Fee        0.02000%     Y      07/11/10
     181   05/11/15         IO          IO      Fee        0.02000%     Y      05/11/15
     182   03/11/15         IO          IO      Fee        0.02000%     Y      03/11/15
     183   06/11/15        360         358      Fee        0.02000%     N
     185   07/11/10         IO          IO      Fee        0.02000%     Y      07/11/10
     187   07/11/15        360         360      Fee        0.02000%     N
     188   01/11/10        360         360      Fee        0.02000%     N
     190   07/11/10         IO          IO      Fee        0.02000%     Y      07/11/10
     191   08/11/10         IO          IO      Fee        0.02000%     N
     194   07/11/10         IO          IO      Fee        0.02000%     Y      07/11/10
     196   05/11/15         IO          IO      Fee        0.02000%     Y      05/11/15
     198   07/11/15        360         359      Fee        0.02000%     N
     199   08/11/10         IO          IO      Fee        0.02000%     N
     200   06/11/15        240         238      Fee        0.02000%     N
     201   07/11/15        360         359      Fee        0.02000%     N
     205   06/11/15        240         238      Fee        0.02000%     N
     206   06/11/15        240         238      Fee        0.02000%     N
     207   07/11/10         IO          IO      Fee        0.02000%     Y      07/11/10
     208   07/11/10         IO          IO      Fee        0.02000%     Y      07/11/10
     209   07/11/10         IO          IO      Fee        0.02000%     Y      07/11/10







Mortgage                            Additional
  Loan                               Interest                                 Loan      Environmental
 Number                                Rate                                Originator     Insurance
------------------------------------------------------------------------------------------------------------------------------------
       1                                                                    Wachovia          N
       3                                                                    Wachovia          N
       4   Greater of initial interest rate plus 4.0% or TCMYI plus 4.0%    Wachovia          N
       5                                                                    Wachovia          N
    5.01
    5.02
       6                                                                    Wachovia          N
       7                                                                    Wachovia          N
       8                                                                    Wachovia          N
    8.01
    8.02
       9                                                                    Wachovia          N
      10                                                                    Wachovia          N
      11                                                                    Wachovia          N
      12                                                                    Wachovia          N
      13                                                                    Wachovia          N
      14                                                                    Wachovia          N
      15                                                                    Wachovia          N
      16                                                                    Wachovia          N
      17                                                                    Wachovia          N
      18                                                                    Wachovia          N
      19   Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%    Wachovia          N
      20                                                                    Wachovia          N
      21                                                                    Wachovia          N
      22                                                                    Wachovia          N
      23                                                                    Wachovia          N
      25                                                                    Wachovia          Y
      26                                                                    Wachovia          N
      27                                                                    Wachovia          Y
      28   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%    Wachovia          Y
      29                                                                    Wachovia          N
      30                                                                    Wachovia          N
      31                                                                    Wachovia          N
      32                                                                    Wachovia          N
      34                                                                    Wachovia          Y
      37                                                                    Wachovia          N
      38   Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%    Wachovia          N
      39                                                                    Wachovia          N
      40                                                                    Wachovia          N
      41                                                                    Wachovia          Y
      42                                                                    Wachovia          N
      45                                                                    Wachovia          Y
      46                                                                    Wachovia          Y
      47                                                                    Wachovia          Y
      48                                                                    Wachovia          N
      49                                                                    Wachovia          N
      52                                                                    Wachovia          N
      54                                                                    Wachovia          N
      55                                                                    Wachovia          N
      56                                                                    Wachovia          Y
      57                                                                    Wachovia          N
      58                                                                    Wachovia          Y
      59                                                                    Wachovia          Y
   59.01
   59.02
      60                                                                    Wachovia          N
      61                                                                    Wachovia          N
      62   Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%    Wachovia          N
      63                                                                    Wachovia          N
      65                                                                    Wachovia          Y
      66                                                                    Wachovia          N
      67                                                                    Wachovia          N
      69                                                                    Wachovia          Y
      70                                                                    Wachovia          N
      73                                                                    Wachovia          N
      75                                                                    Wachovia          N
      76                                                                    Wachovia          N
      77                                                                    Wachovia          Y
      78                                                                    Wachovia          Y
      80                                                                    Wachovia          Y
      81                                                                    Wachovia          Y
      82                                                                    Wachovia          N
      83                                                                    Wachovia          N
      84                                                                    Wachovia          N
      85                                                                    Wachovia          N
      86   Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%    Wachovia          N
      90                                                                    Wachovia          N
      91                                                                    Wachovia          N
      92                                                                    Wachovia          N
      93                                                                    Wachovia          N
      99                                                                    Wachovia          N
     102                                                                    Wachovia          N
     105                                                                    Wachovia          N
     106                                                                    Wachovia          N
     109                                                                    Wachovia          N
     110                                                                    Wachovia          N
     111                                                                    Wachovia          N
  111.01
  111.02
     114                                                                    Wachovia          N
     117                                                                    Wachovia          N
     118                                                                    Wachovia          N
     120                                                                    Wachovia          N
     121                                                                    Wachovia          N
     122                                                                    Wachovia          N
     123                                                                    Wachovia          N
     125                                                                    Wachovia          N
     128                                                                    Wachovia          N
     129                                                                    Wachovia          N
     134                                                                    Wachovia          N
     139   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     140                                                                    Wachovia          N
     141                                                                    Wachovia          N
     143                                                                    Wachovia          N
     147                                                                    Wachovia          N
     151                                                                    Wachovia          N
     152                                                                    Wachovia          N
     153                                                                    Wachovia          N
     156   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     158   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     159                                                                    Wachovia          N
     161   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     165                                                                    Wachovia          N
     167                                                                    Wachovia          N
     168   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     169                                                                    Wachovia          N
     170   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     171                                                                    Wachovia          N
     174   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     175                                                                    Wachovia          N
     177   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          Y
     178   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     179                                                                    Wachovia          N
     180   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     181   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     182   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     183                                                                    Wachovia          N
     185   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     187                                                                    Wachovia          N
     188                                                                    Wachovia          N
     190   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     191                                                                    Wachovia          N
     194   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     196   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     198                                                                    Wachovia          N
     199                                                                    Wachovia          N
     200                                                                    Wachovia          N
     201                                                                    Wachovia          N
     205                                                                    Wachovia          N
     206                                                                    Wachovia          N
     207   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     208   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N
     209   Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%    Wachovia          N




                        Cross
                   Collateralized
                         and
                        Cross
Mortgage              Defaulted              Defeasance                Secured    Interest
  Loan                  Loan                    Loan        Early        by       Accrual
 Number                 Flag                   (Y/N)      Defeasance     LC        Method      Lockbox
------------------------------------------------------------------------------------------------------------------------------------
       1                                         Y            N           N      Actual/360     Day 1
       3                                         N            N           N      Actual/360     Day 1
       4                                         Y            N           N      Actual/360     Day 1
       5                                         Y            N           N      Actual/360     Day 1
    5.01
    5.02
       6                                         Y            N           N      Actual/360
       7                                         Y            N           N      Actual/360     Day 1
       8                                         Y            N           Y      Actual/360   Springing
    8.01
    8.02
       9                                         N            N           N      Actual/360     Day 1
      10                                         N            N           N      Actual/360
      11                                         N            N           N      Actual/360     Day 1
      12                                         Y            N           N      Actual/360   Springing
      13                                         N            N           N      Actual/360     Day 1
      14                                         Y            N           N      Actual/360     Day 1
      15                                         Y            N           N      Actual/360     Day 1
      16                                         Y            N           N      Actual/360   Springing
      17                                         N            N           N      Actual/360     Day 1
      18                                         Y            N           N      Actual/360
      19                                         Y            N           N      Actual/360     Day 1
      20                                         N            N           N      Actual/360   Springing
      21                                         N            N           N      Actual/360     Day 1
      22                                         Y            N           N      Actual/360     Day 1
      23                                         Y            N           N        30/360       Day 1
      25                                      YM or D         N           N      Actual/360
      26                                         N            N           N      Actual/360
      27                                      YM or D         N           N      Actual/360
      28                                         N            N           N      Actual/360     Day 1
      29                                         Y            N           N        30/360       Day 1
      30                                         Y            N           N      Actual/360
      31                                         N            N           N      Actual/360
      32                                         Y            N           N      Actual/360     Day 1
      34                                      YM or D         N           N      Actual/360
      37                                         Y            N           N      Actual/360   Springing
      38            CLF Portfolio                Y            N           N      Actual/360     Day 1
      39                                         Y            N           N      Actual/360     Day 1
      40                                         Y            N           N      Actual/360     Day 1
      41                                      YM or D         N           N      Actual/360
      42                                         Y            N           N      Actual/360   Springing
      45                                      YM or D         N           N      Actual/360
      46   Brentwood and Woodway Portfolio    YM or D         N           N      Actual/360
      47                                      YM or D         N           N      Actual/360
      48      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
      49   Lakewood Marketplace Portfolio        Y            N           N      Actual/360
      52                                         Y            N           N      Actual/360
      54                                         Y            N           N      Actual/360
      55                                         Y            N           N      Actual/360
      56                                      YM or D         N           N      Actual/360
      57                                         Y            N           N      Actual/360
      58                                      YM or D         N           N      Actual/360
      59                                      YM or D         N           N      Actual/360
   59.01
   59.02
      60                                         Y            N           N      Actual/360   Springing
      61                                         Y            N           N      Actual/360
      62            CLF Portfolio                Y            N           N      Actual/360     Day 1
      63                                         N            N           N      Actual/360   Springing
      65   Brentwood and Woodway Portfolio    YM or D         N           N      Actual/360
      66                                         Y            N           N      Actual/360     Day 1
      67                                         Y            N           N      Actual/360
      69                                      YM or D         N           N      Actual/360
      70                                         N            N           N      Actual/360     Day 1
      73                                         Y            N           N      Actual/360
      75                                         Y            N           N      Actual/360   Springing
      76      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
      77                                      YM or D         N           N      Actual/360
      78                                      YM or D         N           N      Actual/360
      80                                      YM or D         N           N      Actual/360
      81                                      YM or D         N           N      Actual/360
      82      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
      83                                         Y            N           N      Actual/360
      84   Lakewood Marketplace Portfolio        Y            N           N      Actual/360
      85                                         Y            N           N      Actual/360
      86                                         Y            N           N      Actual/360     Day 1
      90                                         Y            N           N      Actual/360
      91                                         N            N           N      Actual/360
      92                                         Y            N           N      Actual/360
      93      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
      99      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     102                                         Y            N           N      Actual/360
     105      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     106      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     109                                         Y            N           N      Actual/360
     110                                         Y            N           N      Actual/360
     111                                         Y            N           N      Actual/360
  111.01
  111.02
     114      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     117     Summit Healthcare Portfolio         Y            N           N      Actual/360
     118                                         Y            N           N      Actual/360
     120                                         Y            N           N      Actual/360
     121   Lakewood Marketplace Portfolio        Y            N           N      Actual/360
     122      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     123      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     125   Lakewood Marketplace Portfolio        Y            N           N      Actual/360
     128                                         Y            N           N      Actual/360
     129     Summit Healthcare Portfolio         Y            N           N      Actual/360
     134      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     139           Cole Portfolio                Y            N           N      Actual/360   Springing
     140                                         Y            N           N      Actual/360
     141                                         Y            N           Y      Actual/360   Springing
     143                                         Y            N           N      Actual/360
     147                                         Y            N           N      Actual/360   Springing
     151                                         Y            N           N      Actual/360
     152                                         Y            N           N        30/360       Day 1
     153      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     156                                         Y            N           N      Actual/360   Springing
     158                                         Y            N           N      Actual/360   Springing
     159      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     161                                         Y            N           N      Actual/360   Springing
     165     Summit Healthcare Portfolio         Y            N           N      Actual/360
     167                                         Y            N           N      Actual/360
     168                                         Y            N           N      Actual/360   Springing
     169                                         Y            N           N      Actual/360
     170                                         Y            N           N      Actual/360   Springing
     171                                         Y            N           N        30/360       Day 1
     174                                         Y            N           N      Actual/360   Springing
     175                                         Y            N           N      Actual/360
     177                                         Y            N           N      Actual/360   Springing
     178           Cole Portfolio                Y            N           N      Actual/360   Springing
     179                                         N            N           N      Actual/360
     180           Cole Portfolio                Y            N           N      Actual/360   Springing
     181                                         Y            N           N      Actual/360   Springing
     182                                         Y            N           N      Actual/360   Springing
     183                                         Y            N           N      Actual/360
     185           Cole Portfolio                Y            N           N      Actual/360   Springing
     187                                         Y            N           N      Actual/360
     188                                         Y            N           N      Actual/360   Springing
     190           Cole Portfolio                Y            N           N      Actual/360   Springing
     191      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     194           Cole Portfolio                Y            N           N      Actual/360   Springing
     196                                         Y            N           N      Actual/360   Springing
     198                                         Y            N           N      Actual/360
     199      Extra Space Portfolio #4           Y            N           N      Actual/360   Springing
     200                                         Y            N           N      Actual/360
     201                                         Y            N           N      Actual/360
     205                                         Y            N           N      Actual/360
     206                                         Y            N           N      Actual/360
     207           Cole Portfolio                Y            N           N      Actual/360   Springing
     208           Cole Portfolio                Y            N           N      Actual/360   Springing
     209           Cole Portfolio                Y            N           N      Actual/360   Springing




                                                    Annual
                                                   Deposit
Mortgage                                              to
  Loan                                           Replacement
 Number                                            Reserve
------------------------------------------------------------------------------------------------------------------------------------
       1                                           820,000
       3
       4                                           157,668
       5                                           259,951
    5.01
    5.02
       6                                           150,842
       7                                           266,743
       8
    8.01
    8.02
       9
      10
      11
      12                                     4% of Gross Revenues
      13
      14
      15
      16                            4% of previous month's Gross Revenues
      17
      18
      19                                            16,728(4)
      20                                     4% of Total Revenues
      21
      22                                            39,289
      23
      25
      26                                            60,600
      27
      28                                            66,792
      29
      30
      31                                            44,200
      32        2% of monthly Gross Income from food and beverage operations, 4% of monthly
                                                 Gross Income
                                            from other operations
      34
      37                                            42,384
      38                                            15,900
      39                                            75,000
      40                                            28,761
      41
      42                                            95,010
      45
      46
      47
      48                                            15,048
      49                                            17,640
      52
      54
      55                                           196,600
      56
      57                                            55,723
      58
      59
   59.01
   59.02
      60                                            42,324
      61
      62                                            10,112
      63                                     4% of Gross Revenues
      65
      66                                            44,400
      67                                           125,786
      69
      70
      73                                            32,400
      75                                            36,456
      76                                            12,888
      77
      78
      80
      81
      82                                            18,144
      83                                           135,413
      84                                            18,264
      85
      86
      90                                            14,477
      91                                            11,800
      92                                             5,469
      93                                            11,004
      99                                            10,080
     102                                            71,024
     105                                             9,180
     106                                            11,472
     109                                            46,500
     110                                             6,832
     111
  111.01
  111.02
     114                                            10,128
     117                                            15,000
     118                                             3,196
     120
     121                                             8,364
     122                                            10,476
     123                                             9,300
     125                                             6,084
     128                                            16,500
     129                                            14,000
     134                                            10,356
     139
     140                                            37,848
     141
     143
     147                                            36,000
     151                                            11,635
     152
     153                                            12,468
     156
     158
     159                                            10,668
     161
     165                                            12,000
     167                                             4,968
     168
     169                                            17,500
     170
     171
     174
     175                                             3,019
     177
     178
     179
     180
     181
     182
     183                                            24,000
     185
     187                                            19,765
     188                                            15,000
     190
     191                                            10,188
     194
     196
     198
     199                                             7,956
     200                                             6,138
     201
     205                                             6,728
     206                                             4,460
     207
     208
     209



             Initial
             Deposit
                to
Mortgage     Capital       Initial     Ongoing
  Loan     Improvements     TI/LC       TI/LC
 Number      Reserve        Escrow     Footnote
------------------------------------------------------------------------------------------------------------------------------------
       1      1,838,854                      (3)
       3
       4                   4,000,000         (3)
       5      2,842,688    3,500,000         (3)
    5.01
    5.02
       6
       7        211,250    7,000,000         (3)
       8
    8.01
    8.02
       9
      10
      11                   3,285,000
      12
      13                                     (3)
      14
      15
      16
      17
      18
      19         24,813   11,074,283
      20         37,875
      21
      22        122,144                      (3)
      23
      25
      26
      27
      28
      29
      30        104,250
      31
      32          7,500
      34
      37         11,375
      38
      39         12,815
      40          6,875    1,500,000
      41
      42         13,063
      45
      46
      47
      48        293,750
      49         76,900      205,000
      52                     250,000
      54
      55
      56
      57        986,131
      58
      59
   59.01
   59.02
      60
      61
      62                      14,583         (3)
      63
      65
      66         12,500
      67
      69
      70
      73
      75         16,750
      76          1,375
      77
      78
      80
      81
      82         20,125
      83
      84                     162,000
      85         15,900       50,000
      86         31,250                      (3)
      90                                     (3)
      91
      92
      93          7,125
      99
     102
     105         14,188
     106        112,625
     109          5,250
     110
     111
  111.01
  111.02
     114          7,500
     117
     118                                     (3)
     120
     121         14,450       70,000
     122        170,563
     123          5,625
     125                      63,000
     128
     129
     134         11,750
     139
     140         14,688
     141
     143
     147
     151                                     (3)
     152
     153
     156
     158
     159         68,750
     161
     165
     167
     168
     169          5,000
     170
     171
     174
     175
     177
     178
     179                                     (3)
     180
     181
     182
     183
     185
     187         47,188
     188         20,750
     190
     191          9,188
     194
     196
     198
     199
     200          9,375
     201
     205         16,250
     206         13,750
     207
     208
     209


(1) Eleven (11) Mortgage Loans, representing 20.4% of the Cut-Off Date Pool Balance, are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios, DSC ratios and Loan Amount per Unit were are based upon the aggregate indebtedness of these Mortgage Loans (treating the U-Haul Portfolio loans as a single loan) and the related pari passu companion loans.

(2) Occupancy percentage calculated excluding exhibition tenant space.

(3) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(4) Represents a future escrow commencing in May of 2006.